SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported) June 26, 2000
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                             First Union Corporation
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             (Exact name of registrant as specified in its charter)

       North Carolina                  1-10000                  56-0898180
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(State or other jurisdiction         (Commission               (IRS Employer
      of incorporation)              File Number)            Identification No.)

                 One First Union Center
                Charlotte, North Carolina                        28288-0013
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         (Address of principal executive offices)                (Zip Code)

Registrant's telephone number, including area code          (704) 374-6565
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         (Former name or former address, if changed since last report.)

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Item 5. Other Events.

         On June 26, 2000, First Union Corporation (the "Corporation") issued the news release attached hereto as Exhibit (99)(a) to this report (the "News Release"). The News Release is incorporated herein by reference.

         In addition, on June 26, 2000, the Corporation held a meeting with securities analysts and others where its management presented, among other things, the materials attached hereto as Exhibit (99)(b) to this report (the "Presentation Materials"). The Presentation Materials are incorporated herein by reference.

         The News Release and the Presentation Materials contain, among other things, certain forward-looking statements with respect to the goals, plans, objectives, intentions, expectations, financial condition, results of operations, future performance and business of the Corporation, including, without limitation, (i) statements relating to certain of the Corporation's and its business units' goals and expectations with respect to (a) net income and income from core operations, (b) revenue, earnings and earnings per share growth, (c) return on equity, and (d) strategic plans, and (ii) statements preceded by, followed by or that include the words "may", "could", "would", "should", "believes", "expects", "anticipates", "estimates", "intends", "plans", "targets" or similar expressions. These forward-looking statements involve certain risks and uncertainties that are subject to change based on various factors (many of which are beyond the Corporation's control). The following factors, among others, could cause the Corporation's financial performance to differ materially from the goals, plans, objectives, intentions, and expectations expressed in such forward-looking statements: (1) the strength of the United States economy in general and the strength of the local economies in which the Corporation conducts operations, including the resultant effect on the Corporation's loan portfolio and allowance for loan losses; (2) the effects of, and changes in, trade, monetary and fiscal policies and laws, including interest rate policies of the Board of Governors of the Federal Reserve System; (3) inflation, interest rate, market and monetary fluctuations; (4) adverse conditions in the stock market, the public debt market and other capital markets and the impact of such conditions on the Corporation's capital markets and capital management activities, including, without limitation, the Corporation's mergers and acquisition advisory business, equity and debt underwriting activities, private equity investment activities, derivative securities activities, investment and wealth management advisory businesses, and brokerage activities; (5) the timely development of competitive new products and services by the Corporation and the acceptance of these products and services by new and existing customers; (6) the willingness of customers to accept third party products marketed by the Corporation; (7) the willingness of customers to substitute competitors' products and services for the Corporation's products and services and vice versa; (8) the impact of changes in financial services' laws and regulations (including laws concerning taxes, banking, securities and insurance); (9) technological changes; (10) changes in consumer spending and saving habits; (11) the effect of acquisitions and/or dispositions (including the dispositions noted in the News Release and the Presentation Materials), including, without limitation, the actual restructuring and other charges related thereto and the failure to achieve the expected gains, revenue growth and/or expense savings from such acquisitions and/or dispositions; (12) the growth and profitability of the Corporation's noninterest or fee income being less than expected; (13) unanticipated regulatory or judicial proceedings; (14) the impact of changes in accounting policies by the Securities and Exchange Commission; and (15) the success of the Corporation at

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managing the risks involved in the foregoing. Additional information with respect to factors that may cause actual results to differ materially from those contemplated by such forward-looking statements is included in the reports filed by the Corporation with the Securities and Exchange Commission.

         The Corporation cautions that the foregoing list of factors is not exclusive. The Corporation does not intend to update any forward-looking statement, whether written or oral, relating to the matters discussed in the News Release or the Presentation Materials.

Item 7.  Financial Statements and Exhibits.

         (c) Exhibits.

              (99)(a)      The News Release

              (99)(b)      The Presentation Materials


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                          FIRST UNION CORPORATION


         Date: June 26, 2000              By:  /s/ Kent S. Hathaway
                                              ---------------------
                                                 Name:  Kent S. Hathaway
                                                 Title: Senior Vice President


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                                  Exhibit Index


         Exhibit No.                                 Description
         -----------                                 -----------

         (99)(a)                                     The News Release

         (99)(b)                                     The Presentation Materials